UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2011
Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas	78130

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (830) 626-5200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On March 10, 2011, the Board of Directors (the “Board”) of Rush Enterprises, Inc. (the “Company”), upon the recommendation of the Compensation Committee of the Company (the “Compensation Committee”), approved the following compensation payments to the Company’s named executive officers:
Cash Bonus Payments
After a review of competitive market data and the Company’s operating results for the 2010 fiscal year, the Compensation Committee approved the following cash bonus payments:

Name / Title	Cash Bonus

W. M. “Rusty” Rush President, Chief Executive Officer and Director	$625,000

W. Marvin Rush Chairman and Director	$307,000

Martin A. Naegelin, Jr. Executive Vice President	$177,600

Daryl J. Gorup Senior Vice President — Dealership Operations	$143,500

Steven L. Keller Vice President — Chief Financial Officer and Treasurer	$137,000
The cash bonuses will be paid on March 15, 2011.
Stock Option Grants
The Compensation Committee approved the following stock options exercisable for shares of the Company’s Class A common stock (the “Stock Options”):

Name / Title	Options

W. M. “Rusty” Rush President, Chief Executive Officer and Director	75,000

W. Marvin Rush Chairman and Director	60,000

Martin A. Naegelin, Jr. Executive Vice President	30,000

Daryl J. Gorup Senior Vice President — Dealership Operations	21,450

Steven L. Keller Vice President — Chief Financial Officer and Treasurer	20,000

The Stock Options will be granted under the Rush Enterprises, Inc. 2007 Long-Term Incentive Plan (the “Plan”) on March 15, 2011 (the “Grant Date”). The Stock Options will have an exercise price equal to the closing sale price of the Company’s Class A common stock on the Grant Date and will vest in three equal annual installments beginning on the third anniversary of the Grant Date. Additional terms and conditions applicable to the Stock Options are set forth in the Form of Rush Enterprises, Inc. 2007 Long-Term Incentive Plan Stock Option Agreement filed as Exhibit 4.4 to the Company’s Form S-8 filed with the Securities Exchange Commission on July 24, 2007.
Restricted Stock Unit Awards
The Compensation Committee approved the following restricted stock unit awards (the “Restricted Stock Unit Awards”):

Number of
Units to be
Name / Title	Awarded

W. M. “Rusty” Rush President, Chief Executive Officer and Director	15,000

W. Marvin Rush Chairman and Director	12,000

Martin A. Naegelin, Jr. Executive Vice President	6,000

Daryl J. Gorup Senior Vice President — Dealership Operations	4,290

Steven L. Keller Vice President — Chief Financial Officer and Treasurer	4,000
The Restricted Stock Unit Awards will be granted under the Plan on the Grant Date. The Restricted Stock Unit Awards entitle the grantee to receive shares of the Company’s Class A common stock upon satisfaction of the vesting conditions. The Restricted Stock Unit Awards will vest in three equal installments beginning on the 13th month after the Grant Date and on the second and third anniversary of the Grant Date. The terms and conditions applicable to the Restricted Stock Unit Awards are set forth in the Form of Rush Enterprises, Inc. 2007 Long-Term Incentive Plan Restricted Stock Unit Agreement, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
10.1	Form of Rush Enterprises, Inc. 2007 Long-Term Incentive Plan Restricted Stock Unit Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.
By:	/s/ Steven L. Keller
Steven L. Keller
Vice President and Chief Financial Officer

Dated: March 11, 2011